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                                                                     EXHIBIT 4.1

[SEAL]                   NACT TELECOMMUNICATIONS, INC.                   [SEAL]



              Incorporated under the laws of the State of Delaware
COMMON STOCK                                                       COMMON STOCK
PAR VALUE $.01                                          CUSIP
                                       SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
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        This certifies that





        is the owner of
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                         NACT TELECOMMUNICATIONS, INC.

   transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

                  [NACT TELECOMMUNICATIONS INC. CORPORATE SEAL]

/s/ Eric F. Gurr                                      /s/ A. Lindsay Wallace
    Secretary                                             President and Chief
                                                          Executive Officer




                               Countersigned and Registered:
                                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                               (NEW YORK, N.Y.)
                               By                              Transfer Agent
                                                                and Registrar


                                                         Authorized Signature
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                         NACT TELECOMMUNICATIONS, INC.


        This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common


UNIF GIFT MIN ACT - ________________ Custodian _______________
                         (Cust)                    (Minor)

                         under Uniform Gifts to Minors

                         Act _______________________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.

  For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________ ______________________________________

_____________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________

______________________________________________________________________ Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________

_____________________________________________________________________________

Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.




Dated ____________________________    _______________________________________
                                                      Signature


                                      _______________________________________

                                       THE SIGNATURES TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME WRITTEN UPON THE
                                       FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.